SUPPLEMENT TO THE PROSPECTUS DATED JULY 6, 1999
                                       FOR
                   THE PERSPECTIVE FIXED AND VARIABLE ANNUITY


On page 7 of the prospectus for the Perspective Fixed and Variable Annuity under the heading "Investment Portfolios," the disclosure regarding the JNL/First Trust The Dow(SM) Target 10 Series has been amended by deleting the following phrase, "the common stock of the five companies" and replacing it with the phrase, "the common stock of the ten companies."






This Supplement is dated November 19, 1999.


(To be used with Form No. VC3656 7/99 only.)